CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2014	Dec. 31, 2013
Shareholders' equity
Share capital, par value (in dollars per share)	$ 0.01
Share capital, shares authorized	100,000,000	100,000,000
Share capital, shares issued	35,146,982	33,828,251
Share capital, shares outstanding	35,146,982	33,828,251
Treasury stock, shares	3,323,262	3,777,087